Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2023
Derivative Financial Instruments
Schedule of fair value of Group's derivative financial assets

Derivatives’ Fair values	2023	2022
FXSs	207,488	—
FFAs	21,885	209,238
Total	229,373	209,238

Schedule of effect on the consolidated statement of profit or loss

Effect on the Consolidated Statements of Profit or Loss and Other Comprehensive Income

For the year ended December 31,	2023	2022	2021
Unrealized gain, net on derivatives	229,373	45,960	30,105
Unrealized gain on interest rate swaps	—	—	4,126,828
Total unrealized gain, net on derivatives	229,373	45,960	4,156,933

For the year ended December 31,	2023	2022	2021
Realized gain/(loss), net on derivatives	300,262	2,161,927	(558,916)
Realized gain, net on interest rate swaps	—	9,274,554	—
Total realized gain/(loss), net on derivatives	300,262	11,436,481	(558,916)